Exhibit 99.1

II-VI Incorporated Obtains All Governmental Regulatory Approvals to Complete

Acquisition of Finisar Corporation and Sets Expected Closing Date

PITTSBURGH and SUNNYVALE, Calif., September 20, 2019 (GLOBE NEWSWIRE) – II-VI Incorporated (Nasdaq:IIVI) (“II-VI”), a global leader in engineered materials and optoelectronic components, and Finisar Corporation (Nasdaq: FNSR) (“Finisar”) today jointly announced that II-VI has obtained antitrust clearance from the State Administration for Market Regulation of the People’s Republic of China (“SAMR”) for II-VI’s acquisition of Finisar. II-VI has agreed with SAMR that it will operate separately, for a period expected to be three years, the wavelength selective switch business of Finisar. The clearance decision from SAMR satisfies the closing condition set forth in the previously announced Agreement and Plan of Merger regarding the receipt of antitrust approvals. II-VI expects the closing of its acquisition of Finisar (the “Merger”) to occur on or about September 24, 2019.

In accordance with the merger agreement governing the Merger (the “Merger Agreement”), holders of Finisar common stock and holders of certain restricted stock units issued by Finisar (collectively, the “Voting Securities”) have previously been provided the opportunity to elect the form of Merger consideration they wished to receive for each Voting Security they hold, being either (i) $26.00 in cash (the “Cash Consideration”), (ii) 0.5546 shares of common stock of II-VI (the “II-VI Common Stock”) (the “Stock Consideration”), or (iii) a combination of $15.60 in cash and 0.2218 shares of II-VI Common Stock (the “Mixed Consideration”). The deadline for that election was July 15, 2019 (the “Election Deadline”), and the total amount of cash and II-VI Common Stock to be paid in the aggregate by II-VI is fixed. Holders of Voting Securities are deemed to have made no election if they failed to make an election, or revoked a prior election without making a new election, by the Election Deadline, or if their election materials were not received in proper form by American Stock Transfer & Trust Company, LLC (“AST”) prior to the Election Deadline.

Holders of Voting Securities who made no election, or have validly withdrawn their election, are deemed to have elected the Mixed Consideration. Holders of Voting Securities who have validly made, and not previously withdrawn, an election prior to the Election Deadline regarding the form of merger consideration they wish to receive in the Merger will have until 5:00 p.m., New York time, on September 20, 2019 to withdraw their election if they wish to receive the Mixed Consideration. All other holders of Voting Securities who have validly made an election that is not so withdrawn will receive either the Cash Consideration or the Stock Consideration they have elected, in each case prorated as described below.

The Cash Consideration and the Stock Consideration are subject to automatic proration so that the aggregate amount of Cash Consideration and the aggregate number of shares of II-VI Common Stock paid to all holders of Voting Securities as a group will not change as a result of these elections.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

About Finisar

Finisar Corporation is a global technology leader in optical communications, providing components and subsystems to networking equipment manufacturers, data center operators, telecom service providers, consumer electronics, and automotive companies. Founded in 1988, Finisar designs products that meet the increasing demands for network bandwidth, data storage, and 3D sensing subsystems. The company is headquartered in Sunnyvale, California, with R&D, manufacturing sites, and sales offices worldwide. Visit our website at www.finisar.com.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between II-VI and Finisar. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction, or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar to complete the proposed transaction on the anticipated terms and timing or at all; (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals; (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar, or their respective directors; (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (v) the triggering of any third-party contracts containing consent and/or other similar provisions; (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock; (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the transaction; (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the transaction, and on the other conditions to the completion of the merger; (ix) inherent risks, costs, and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies; (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations; (xi) the ability of II-VI and Finisar to retain and hire key personnel; (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules, or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified; (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all; (xiv) economic uncertainty due to monetary or trade policy, political, or other issues in the United States or internationally; (xv) any unexpected fluctuations or weakness in the U.S. and global economies; (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation; (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses; (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer order patterns, and seasonality; (xix) changes in utilization of II-VI’s or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels; (xx) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns, or disruptions in the transportation system; and (xxi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2019, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 16, 2019, and in Finisar’s Annual Report on Form 10-K for the year ended April 28, 2019, filed with the SEC on June 14, 2019.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-229052) filed with the SEC in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above is, and the list of factors presented in the Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy, or sell, the solicitation of an offer to subscribe for, buy, or sell, or an invitation to subscribe for, buy, or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between II-VI and Finisar, II-VI and Finisar have filed relevant materials with the SEC, including the Form S-4, which included a joint proxy statement of II-VI and Finisar that also constituted a prospectus of II-VI, and a definitive joint proxy statement/prospectus dated February 7, 2019 (the “Joint Proxy Statement/Prospectus”). INVESTORS AND SECURITY HOLDERS OF II-VI AND FINISAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Form S-4 and the Joint Proxy statement/Prospectus and other documents filed with the SEC by II-VI or Finisar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by II-VI are available free of charge within the Investor Relations section of II-VI’s website at https://www.ii-vi.com/investor-relations/. Copies of the documents filed with the SEC by Finisar are available free of charge on Finisar’s website at http://investor.finisar.com/investor-relations.

CONTACTS:

II-VI:

Mary Jane Raymond

Chief Financial Officer

investor.relations@ii-vi.com

Finisar:

Kurt Adzema

Chief Financial Officer

investor.relations@finisar.com

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